UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
November 13, 2006
Wabash National Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-10883	52-1375208

(State or other	(Commission	(IRS Employer
jurisdiction	File No.)	Identification No.)
of incorporation)

1000 Sagamore Parkway South, Lafayette, Indiana	47905

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(765) 771-5310

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Press Release
Transcript of Earnings Call

INFORMATION TO BE INCLUDED IN THE REPORT
Item 2.02. Results of Operations and Financial Condition
     The information disclosed under Item 8.01 is incorporated by reference into this Item 2.02.
Item 8.01. Other Events
     On November 9, 2006, Wabash National Corporation issued a press release, which is attached hereto as Exhibit 99.1. On November 13, 2006, the registrant held a publicly available conference call. A transcript of the call is attached hereto as Exhibit 99.2. Exhibit 99.1 and 99.2 are hereby incorporated by reference into this Item 8.01.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits
99.1	Wabash National Corporation press release dated November 9, 2006.

99.2	Wabash National Corporation transcript of earnings call dated November 13, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WABASH NATIONAL CORPORATION
Date: November 14, 2006	By:	/s/ Robert J. Smith
Robert J. Smith
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Wabash National Corporation Press Release dated November 9, 2006

99.2	Wabash National Corporation Transcript of Earnings Call dated November 13, 2006